UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2012

Annual

Repor t

Legg Mason

Batterymarch

U.S. Large Cap

Equity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Large Cap Equity Fund for the twelve-month reporting period ended November 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s subadviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Batterymarch’s Developed Markets Team manages this Fund. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, and Austin M. Kairnes III are responsible for the strategic oversight of Batterymarch’s investment process for the Fund. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the Fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current internal investment strategies. Mr. Lanzendorf has been a portfolio manager of the Fund since its inception in April 2008 and Mr. Kairnes has been a portfolio manager of the Fund since 2012.

Mr. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team and has 28 years of investment experience. He joined Batterymarch in 2006. Mr. Kairnes is a Senior Portfolio Manager on the Developed Markets Team and has 19 years of investment experience. He joined Batterymarch in 2008. Mr. Kairnes was formerly a portfolio manager at Putnam Investments, where he also headed a quantitative research team. Prior to that, he was a portfolio manager and quantitative analyst at Independence Investments LLC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you

Legg Mason Batterymarch U.S. Large Cap Equity Fund	III

receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

IV	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Investment commentary

Economic review

While the U.S. economy continued to grow over the twelve months ended November 30, 2012, it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. GDP growth then moved to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. Operation Twist was then extended in June 2012 until the end of the year. In

Legg Mason Batterymarch U.S. Large Cap Equity Fund	V

September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities (MBS) on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

December 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. equity securities of large-capitalization companies. The Fund will hold equity securities that we believe will outperform the U.S. stock market. The Fund may invest in a variety of equity securities, including common stocks, foreign securities, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”)i. The Fund will have exposure to growth and value equities of large-capitalization companies. The Fund seeks to produce returns that exceed those of the Russell 1000 Indexii over a full market cycle (typically three to five years).

At Batterymarch Financial Management, Inc., the Fund’s subadviser, we use a quantitative bottom-up approach to assess the relative attractiveness of stocks from multiple perspectives based on their underlying fundamentals. Our bottom-up strategy incorporates rigorous stock selection, effective risk control and cost efficient trading. Using a proprietary stock selection model, we objectively rank the relative attractiveness of a broad universe of stocks with a historical record of liquidity across six dimensions traditionally followed by fundamental investors: cash flow, earnings growth, expectations, value, technical and corporate signals. The result is a comprehensive relative ranking of all investable stocks, which we use to dynamically construct and trade portfolios.

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the beginning of the reporting period, the U.S. economy continued to show modest signs of improvement, and a last minute extension to the payroll-tax cut in late December helped fuel an abbreviated year-end rally for U.S. stocks.

During the first quarter of 2012, investors shed some of the battle scars from the turmoil of 2011 and became more optimistic about the state of the global economy. Indeed, reasons for optimism abounded: the Federal Reserve Board (“Fed”)iii stated that rates would stay low until 2014; the Greek default appeared orderly; the European Central Bank (“ECB”) continued its Long Term Refinancing Operations (“LTRO”) program; and several key U.S. economic indicators improved including U.S. gross domestic product (“GDP”)iv growth, manufacturing, unemployment and consumer confidence. Emboldened by these positive developments, investors embraced higher risk assets, particularly at the beginning of the quarter.

The optimism of early 2012 seemed to disappear in the second quarter as many drivers of global growth appeared to slow. The driving concern for many investors was whether policy makers — both abroad and in the U.S. — would support favorable economic growth policies. During this period, investors shunned risky assets in favor of safer havens, despite U.S. economic indicators that pointed towards continued, albeit slow, growth.

U.S. markets again reversed on June 6th as investors bet that the Fed would extend its stimulative growth policies in response to a third consecutive disappointing jobs report. Positive market performance continued through month-end supported by a series of favorable policy moves around the globe starting with a Chinese interest rate cut on June 7th and followed by a European agreement to bail out Spanish banks; Greek election results favoring austerity and continued Eurozone participation; a promise from the Fed to extend “Operation Twist” and concluding with the decision by European leaders on June 29th to separate bank and sovereign financing.

The flood of policy moves extended into the third quarter as central banks from

2	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Fund overview (cont’d)

around the world sought to support flagging economic growth through favorable monetary policies. The quarter began with the ECB’s president Mario Draghi outlining the ECB’s clear intention of continued support for the Eurozone. By the end of the third calendar quarter, central banks from around the world had announced favorable policy moves to combat what seemed to be stagnating global growth. In particular, the Fed’s announcement of a third round of quantitative easing (“QE3”) in September surprised the market with its scope: an open-ended promise to purchase additional agency mortgage-backed securities at a pace of $40 billion per month until the economy improves. Markets reacted accordingly by reaching highs that, in many cases, had not been seen since prior to the start of the financial crisis.

U.S. equities declined in October as some major companies reported weaker earnings than expected, despite positive economic news on the global front with Chinese manufacturing gains. While global markets recovered slightly in November following a post-election slide, the U.S. lagged both Europe and Japan and remained negative for the first two months of the last quarter of 2012.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended November 30, 2012, Class IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund returned 17.32%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 16.19% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 14.47% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 934 funds in the Fund’s Lipper category.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	3

Performance Snapshot as of November 30, 2012 (unaudited)
	6 months	12 months
Legg Mason Batterymarch U.S. Large Cap Equity Fund:
Class IS	10.70%	17.32%
Class FI	10.62%	17.06%
Class I	10.73%	17.37%
Russell 1000 Index	9.38%	16.19%
Lipper Large-Cap Core Funds Category Average[1]	9.26%	14.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2012, the gross total annual operating expense ratios for Class IS, Class FI and Class I shares were 0.81%, 1.24% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class IS shares, 1.05% for Class FI shares and 0.80% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to performance for the period was stock selection in the Energy sector, led by an overweight to Marathon Petroleum Corp. which benefited from strong EPS announcements, a positive reaction to the potential catalyst of a spinoff and an accelerated share repurchase program. Stock selection was also strong in the Consumer Discretionary, Materials and Consumer Staples sectors. At the security level, an overweight to Dillards Inc. was the largest contributor to relative return, followed by an overweight to Apple Inc. Both had returns well in excess of the benchmark overall (driven in the case of Apple by earnings numbers earlier in the reporting period.)

Q. What were the leading detractors from performance?

A. A modest underweight to the Financials sector, which outperformed the benchmark

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 961 funds for the six-month period and among the 934 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Fund overview (cont’d)

overall, was the largest detractor to relative return. Stock selection in Information Technology also detracted, where an overweight to Intel Corp. hurt performance. Intel’s earnings reports disappointed as they reflected concerns about the lack of spending in the PC market. The lead detractor at the stock level was Humana Inc., with disappointing EPS reports and concerns about the future of Medicare reimbursements. An overweight to Monster Beverage Corp. also detracted. The Fund was underweight this stock for much of the period when it was performing well, and bought it just before it was negatively impacted by concerns about power drinks. The stock was sold in October.

Thank you for your investment in Legg Mason Batterymarch U.S. Large Cap Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management Inc.

December 18, 2012

RISKS: Common stocks are subject to market fluctuations. Foreign securities may involve certain risks not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. Investments in REITs expose the Fund to risks similar to investing directly in real estate, and the value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2012 were: Apple Inc. (3.9%), Exxon Mobil Corp. (2.4%), General Electric Co. (2.1%), Chevron Corp. (2.0%), International Business Machines Corp. (2.0%), Microsoft Corp. (1.9%), Pfizer Inc. (1.6%), Wells Fargo & Co. (1.6%), Cisco Systems Inc. (1.5%), and AT&T Inc. (1.4%). Please refer to pages 9 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2012 were: Information Technology (19.0%), Consumer Discretionary (13.7%), Financials (12.9%), Health Care (12.2%) and Energy (11.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Gross Domestic Product (“GDP”) is the market value of all final goods and services produced within a given country in a given period of time.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and November 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2012 and held for the six months ended November 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class IS	10.70%	$1,000.00	$1,107.00	0.80%	$4.21	Class IS	5.00%	$1,000.00	$1,021.00	0.80%	$4.04
Class FI	10.62	1,000.00	1,106.20	1.05	5.53	Class FI	5.00	1,000.00	1,019.75	1.05	5.30
Class I	10.73	1,000.00	1,107.30	0.80	4.21	Class I	5.00	1,000.00	1,021.00	0.80	4.04

[1]	For the six months ended November 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class FI	Class I
Twelve Months Ended 11/30/12	17.32%	17.06%	17.37%
Inception* through 11/30/12	2.35	2.08	2.29

Cumulative total returns[1]
Class IS (Inception date of 4/30/08 through 11/30/12)	11.22%
Class FI (Inception date of 4/30/08 through 11/30/12)	9.91
Class I (Inception date of 4/30/08 through 11/30/12)	10.96

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS, FI and I shares is April 30, 2008.

8	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2012

Value of $1,000,000 invested in

Class IS and I Shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund vs. Russell 1000 Index† — April 30, 2008 - November 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class IS and I shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund at inception on April 30, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	9

Schedule of investments

November 30, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 13.7%
Hotels, Restaurants & Leisure — 0.3%
Brinker International Inc.	47,500	$1,422,625
Household Durables — 0.4%
PulteGroup Inc.	87,200	1,465,832	*
Internet & Catalog Retail — 1.0%
Amazon.com Inc.	7,300	1,839,965	*
Expedia Inc.	38,850	2,403,261
Total Internet & Catalog Retail		4,243,226
Leisure Equipment & Products — 0.4%
Polaris Industries Inc.	21,000	1,781,010
Media — 5.5%
CBS Corp., Class B Shares	133,500	4,803,330
Comcast Corp., Class A Shares	137,490	5,111,878
DIRECTV	34,100	1,694,770	*
Discovery Communications Inc., Class A Shares	12,300	743,043	*
DISH Network Corp., Class A Shares	33,100	1,226,024
Omnicom Group Inc.	21,500	1,069,410
Time Warner Cable Inc.	17,860	1,694,736
Time Warner Inc.	74,000	3,500,200
Viacom Inc., Class B Shares	59,600	3,075,956
Total Media		22,919,347
Multiline Retail — 2.4%
Dillard’s Inc., Class A Shares	53,200	4,730,012
Macy’s Inc.	55,900	2,163,330
Target Corp.	47,500	2,998,675
Total Multiline Retail		9,892,017
Specialty Retail — 3.3%
AutoZone Inc.	3,000	1,151,310	*
Foot Locker Inc.	37,100	1,329,664
Home Depot Inc.	62,800	4,086,396
O’Reilly Automotive Inc.	17,700	1,665,216	*
PetSmart Inc.	35,539	2,511,185
Ross Stores Inc.	53,340	3,036,113
Total Specialty Retail		13,779,884
Textiles, Apparel & Luxury Goods — 0.4%
Ralph Lauren Corp.	11,100	1,743,699
Total Consumer Discretionary		57,247,640

See Notes to Financial Statements.

10	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Consumer Staples — 8.7%
Beverages — 1.8%
Coca-Cola Co.	52,000	$1,971,840
Constellation Brands Inc., Class A Shares	109,100	3,914,508	*
PepsiCo Inc.	21,900	1,537,599
Total Beverages		7,423,947
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	77,200	3,590,572
Wal-Mart Stores Inc.	60,490	4,356,490
Total Food & Staples Retailing		7,947,062
Food Products — 2.2%
Bunge Ltd.	19,200	1,404,672
ConAgra Foods Inc.	53,500	1,597,510
Dean Foods Co.	116,100	1,989,954	*
General Mills Inc.	25,700	1,053,443
Hormel Foods Corp.	42,700	1,324,127
J.M. Smucker Co.	14,900	1,318,054
Kellogg Co.	9,800	543,508
Total Food Products		9,231,268
Household Products — 1.1%
Kimberly-Clark Corp.	25,500	2,185,860
Procter & Gamble Co.	30,420	2,124,228
Total Household Products		4,310,088
Tobacco — 1.7%
Altria Group Inc.	78,000	2,637,180
Philip Morris International Inc.	51,060	4,589,273
Total Tobacco		7,226,453
Total Consumer Staples		36,138,818
Energy — 11.4%
Energy Equipment & Services — 1.8%
Ensco PLC, Class A Shares	22,900	1,333,467
Oceaneering International Inc.	56,300	2,965,884
Oil States International Inc.	31,530	2,229,802	*
RPC Inc.	76,500	884,340
Total Energy Equipment & Services		7,413,493
Oil, Gas & Consumable Fuels — 9.6%
Chevron Corp.	79,840	8,438,290
ConocoPhillips	29,200	1,662,648
Exxon Mobil Corp.	115,285	10,161,220

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	11

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp.	32,800	$1,627,208
HollyFrontier Corp.	21,000	951,930
Marathon Petroleum Corp.	74,400	4,429,776
Occidental Petroleum Corp.	47,500	3,572,475
Phillips 66	28,050	1,468,978
Plains Exploration & Production Co.	29,200	1,042,440	*
Tesoro Corp.	61,100	2,583,308
Valero Energy Corp.	130,800	4,219,608
Total Oil, Gas & Consumable Fuels		40,157,881
Total Energy		47,571,374
Financials — 12.9%
Capital Markets — 0.3%
Ameriprise Financial Inc.	22,500	1,365,075
Commercial Banks — 3.9%
BOK Financial Corp.	15,900	875,136
East-West Bancorp Inc.	70,200	1,484,730
KeyCorp	202,100	1,632,968
Regions Financial Corp.	121,200	808,404
SunTrust Banks Inc.	37,600	1,020,840
U.S. Bancorp	126,800	4,090,568
Wells Fargo & Co.	199,740	6,593,418
Total Commercial Banks		16,506,064
Consumer Finance — 1.0%
Discover Financial Services	97,200	4,044,492
Diversified Financial Services — 3.0%
Bank of America Corp.	133,220	1,313,549
Citigroup Inc.	81,230	2,808,121
JPMorgan Chase & Co.	137,455	5,646,651
Nasdaq OMX Group Inc.	58,900	1,427,147
Principal Financial Group Inc.	47,750	1,296,413
Total Diversified Financial Services		12,491,881
Insurance — 3.8%
AFLAC Inc.	48,950	2,593,860
Allstate Corp.	58,500	2,368,080
Assurant Inc.	55,480	1,897,971
Berkshire Hathaway Inc., Class B Shares	14,500	1,277,160	*
Everest Re Group Ltd.	21,000	2,277,870
Prudential Financial Inc.	8,200	427,384

See Notes to Financial Statements.

12	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Insurance — continued
Torchmark Corp.	24,100	$1,252,959
Travelers Cos. Inc.	26,500	1,876,730
Validus Holdings Ltd.	55,400	1,964,484
Total Insurance		15,936,498
Real Estate Investment Trusts (REITs) — 0.9%
Camden Property Trust	9,700	637,290
Kimco Realty Corp.	35,900	691,434
Post Properties Inc.	19,400	953,122
Regency Centers Corp.	27,600	1,293,060
Total Real Estate Investment Trusts (REITs)		3,574,906
Total Financials		53,918,916
Health Care — 12.2%
Biotechnology — 1.9%
Amgen Inc.	22,930	2,036,184
Celgene Corp.	12,500	982,375	*
Gilead Sciences Inc.	25,900	1,942,500	*
Regeneron Pharmaceuticals Inc.	17,600	3,107,280	*
Total Biotechnology		8,068,339
Health Care Equipment & Supplies — 1.7%
Baxter International Inc.	39,300	2,604,411
Covidien PLC	23,700	1,377,207
Medtronic Inc.	28,300	1,191,713
Thermo Fisher Scientific Inc.	30,100	1,912,855
Total Health Care Equipment & Supplies		7,086,186
Health Care Providers & Services — 3.4%
Aetna Inc.	35,748	1,543,956
Cardinal Health Inc.	56,680	2,292,706
CIGNA Corp.	37,200	1,944,444
Express Scripts Holding Co.	28,382	1,528,371	*
Humana Inc.	32,400	2,119,284
McKesson Corp.	19,100	1,804,377
UnitedHealth Group Inc.	52,740	2,868,528
Total Health Care Providers & Services		14,101,666
Life Sciences Tools & Services — 0.3%
Charles River Laboratories International Inc.	32,400	1,243,188	*
Pharmaceuticals — 4.9%
Abbott Laboratories	43,300	2,814,500
Bristol-Myers Squibb Co.	29,500	962,585

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	13

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Pharmaceuticals — continued
Eli Lilly & Co.	67,580	$3,314,123
Johnson & Johnson	33,480	2,334,561
Merck & Co. Inc.	85,994	3,809,534
Mylan Inc.	19,100	519,138	*
Pfizer Inc.	274,041	6,856,506
Total Pharmaceuticals		20,610,947
Total Health Care		51,110,326
Industrials — 10.0%
Aerospace & Defense — 2.7%
Boeing Co.	57,400	4,263,672
Honeywell International Inc.	16,130	989,253
Lockheed Martin Corp.	15,410	1,437,753
Northrop Grumman Corp.	29,900	1,994,330
Raytheon Co.	27,090	1,547,652
Triumph Group Inc.	16,200	1,062,882
Total Aerospace & Defense		11,295,542
Airlines — 0.3%
Southwest Airlines Co.	147,700	1,407,581
Commercial Services & Supplies — 0.9%
ADT Corp.	40,949	1,879,559	*
Avery Dennison Corp.	50,000	1,672,500
Total Commercial Services & Supplies		3,552,059
Industrial Conglomerates — 3.3%
General Electric Co.	408,020	8,621,462
Tyco International Ltd.	59,599	1,690,824
United Technologies Corp.	40,300	3,228,433
Total Industrial Conglomerates		13,540,719
Machinery — 1.8%
AGCO Corp.	18,100	835,315	*
Cummins Inc.	20,700	2,031,912
Dover Corp.	39,300	2,499,087
ITT Corp.	21,300	476,481
Pentair Ltd., Registered Shares	19,651	952,877
Wabtec Corp.	8,100	685,422
Total Machinery		7,481,094
Professional Services — 0.2%
Manpower Inc.	26,200	1,007,128

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Road & Rail — 0.8%
CSX Corp.	61,500	$1,215,240
Union Pacific Corp.	16,800	2,062,704
Total Road & Rail		3,277,944
Total Industrials		41,562,067
Information Technology — 19.0%
Communications Equipment — 2.6%
Cisco Systems Inc.	325,220	6,149,910
QUALCOMM Inc.	75,490	4,802,674
Total Communications Equipment		10,952,584
Computers & Peripherals — 4.2%
Apple Inc.	28,020	16,399,545
Western Digital Corp.	30,200	1,009,888
Total Computers & Peripherals		17,409,433
Electronic Equipment, Instruments & Components — 0.5%
Avnet Inc.	35,400	1,036,866	*
Tech Data Corp.	24,400	1,077,748	*
Total Electronic Equipment, Instruments & Components		2,114,614
Internet Software & Services — 2.4%
eBay Inc.	54,000	2,852,280	*
Google Inc., Class A Shares	6,500	4,539,405	*
IAC/InterActiveCorp	51,100	2,409,365
Total Internet Software & Services		9,801,050
IT Services — 3.5%
International Business Machines Corp.	43,020	8,176,811
MasterCard Inc., Class A Shares	4,400	2,150,192
Visa Inc., Class A Shares	27,850	4,169,424
Total IT Services		14,496,427
Semiconductors & Semiconductor Equipment — 1.7%
Applied Materials Inc.	110,200	1,182,446
Broadcom Corp., Class A Shares	48,100	1,557,478
Intel Corp.	190,500	3,728,085
LSI Corp.	122,900	828,346	*
Total Semiconductors & Semiconductor Equipment		7,296,355
Software — 4.1%
Activision Blizzard Inc.	74,000	846,560
Microsoft Corp.	294,750	7,846,245
Oracle Corp.	155,710	4,998,291

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	15

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security	Shares	Value
Software — continued
Symantec Corp.	115,800	$2,172,408	*
VMware Inc., Class A Shares	13,900	1,264,205	*
Total Software		17,127,709
Total Information Technology		79,198,172
Materials — 4.9%
Chemicals — 2.7%
CF Industries Holdings Inc.	6,880	1,472,527
E.I. du Pont de Nemours & Co.	11,580	499,561
Huntsman Corp.	116,700	1,918,548
Monsanto Co.	30,000	2,747,700
Mosaic Co.	32,000	1,729,920
PPG Industries Inc.	24,500	3,044,615
Total Chemicals		11,412,871
Metals & Mining — 1.8%
Alcoa Inc.	91,400	768,674
Freeport-McMoRan Copper & Gold Inc.	42,400	1,654,024
Reliance Steel & Aluminum Co.	29,700	1,675,080
Steel Dynamics Inc.	85,100	1,099,492
Yamana Gold Inc.	129,390	2,432,532
Total Metals & Mining		7,629,802
Paper & Forest Products — 0.4%
Domtar Corp.	19,100	1,530,101
Total Materials		20,572,774
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 2.7%
AT&T Inc.	176,860	6,036,232
Verizon Communications Inc.	115,360	5,089,683
Total Telecommunication Services		11,125,915
Utilities — 3.6%
Electric Utilities — 0.7%
NV Energy Inc.	149,900	2,747,667
Gas Utilities — 0.6%
Energen Corp.	56,500	2,515,945
Multi-Utilities — 2.0%
Alliant Energy Corp.	50,400	2,258,928
CenterPoint Energy Inc.	127,800	2,521,494
CMS Energy Corp.	64,700	1,580,621
NiSource Inc.	88,100	2,129,377
Total Multi-Utilities		8,490,420

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Security			Shares	Value
Water Utilities — 0.3%
American Water Works Co. Inc.			34,900	$1,332,133
Total Utilities				15,086,165
Total Investments before Short-Term Investments (Cost — $336,770,965)				413,532,167

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.6%
Repurchase Agreements — 0.6%
State Street Bank & Trust Co. repurchase agreement dated 11/30/12; Proceeds at maturity — $2,707,002; (Fully collateralized by U.S. Treasury Notes, 1.500% due 6/30/16; Market Value — $2,763,163) (Cost — $2,707,000)	0.010%	12/3/12	$2,707,000	2,707,000
Total Investments — 99.7% (Cost — $339,477,965#)				416,239,167
Other Assets in Excess of Liabilities — 0.3%				1,258,029
Total Net Assets — 100.0%				$417,497,196

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $339,917,284.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	17

Statement of assets and liabilities

November 30, 2012

Assets:
Investments, at value (Cost — $339,477,965)	$416,239,167
Cash	367
Dividends and interest receivable	1,118,186
Receivable for Fund shares sold	591,656
Prepaid expenses	25,428
Total Assets	417,974,804

Liabilities:
Investment management fee payable	248,986
Payable for Fund shares repurchased	160,850
Trustees’ fees payable	238
Service and/or distribution fees payable	155
Accrued expenses	67,379
Total Liabilities	477,608
Total Net Assets	$417,497,196

Net Assets:
Par value (Note 7)	$345
Paid-in capital in excess of par value	361,191,812
Undistributed net investment income	4,304,730
Accumulated net realized loss on investments	(24,760,893)
Net unrealized appreciation on investments	76,761,202
Total Net Assets	$417,497,196

Shares Outstanding:
Class IS	34,446,167
Class FI	64,147
Class I	4,390

Net Asset Value:
Class IS (and redemption price)	$12.10
Class FI (and redemption price)	$12.08
Class I (and redemption price)	$12.07

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Statement of operations

For the Year Ended November 30, 2012

Investment Income:
Dividends	$8,185,586
Interest	278
Less: Foreign taxes withheld	(4,367)
Total Investment Income	8,181,497

Expenses:
Investment management fee (Note 2)	2,954,275
Legal fees	56,120
Registration fees	40,043
Audit and tax	37,820
Fund accounting fees	34,484
Trustees’ fees	29,001
Shareholder reports	19,837
Transfer agent fees (Note 5)	17,217
Insurance	11,733
Custody fees	5,007
Service and/or distribution fees (Notes 2 and 5)	2,948
Miscellaneous expenses	7,026
Total Expenses	3,215,511
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(61,335)
Net Expenses	3,154,176
Net Investment Income	5,027,321

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	5,069,650
Change in Net Unrealized Appreciation (Depreciation) from Investments	51,843,411
Net Gain on Investments	56,913,061
Increase in Net Assets from Operations	$61,940,382

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	19

Statements of changes in net assets

For the Years Ended November 30,	2012	2011

Operations:
Net investment income	$5,027,321	$6,198,314
Net realized gain	5,069,650	39,200,209
Change in net unrealized appreciation (depreciation)	51,843,411	(18,375,186)
Increase from payment by affiliate	—	105,742
Increase in Net Assets From Operations	61,940,382	27,129,079

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,800,016)	(7,000,008)
Decrease in Net Assets From Distributions to Shareholders	(5,800,016)	(7,000,008)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	57,475,198	59,320,951
Reinvestment of distributions	5,800,016	7,000,008
Cost of shares repurchased	(66,878,733)	(249,970,539)
Decrease in Net Assets From Fund Share Transactions	(3,603,519)	(183,649,580)
Increase (Decrease) in Net Assets	52,536,847	(163,520,509)

Net Assets:
Beginning of year	364,960,349	528,480,858
End of year*	$417,497,196	$364,960,349
* Includes undistributed net investment income of:	$4,304,730	$5,077,425

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$10.48	$9.95	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.15	0.13	0.12	0.11	0.08
Net realized and unrealized gain (loss)	1.64	0.53	0.87	1.50	(3.97)
Total income (loss) from operations	1.79	0.66	0.99	1.61	(3.89)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.17)	(0.13)	(0.10)	(0.06)	—

Net asset value, end of year	$12.10	$10.48	$9.95	$9.06	$7.51
Total return[3]	17.32%	6.66%[4]	10.99%	21.56%	(34.12)%

Net assets, end of year (000s)	$416,669	$363,532	$527,612	$503,796	$399,753

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.80%	0.80%	0.87%[5]
Net expenses[6],7,8	0.80	0.80	0.79	0.80	0.80 [5]
Net investment income	1.28	1.20	1.28	1.39	1.62 [5]

Portfolio turnover rate	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class FI Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$10.46	$9.93	$9.04	$7.50	$11.40

Income (loss) from operations:
Net investment income	0.11	0.11	0.10	0.09	0.07
Net realized and unrealized gain (loss)	1.65	0.52	0.87	1.49	(3.97)
Total income (loss) from operations	1.76	0.63	0.97	1.58	(3.90)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.08)	(0.04)	—
Total distributions	(0.14)	(0.10)	(0.08)	(0.04)	—

Net asset value, end of year	$12.08	$10.46	$9.93	$9.04	$7.50
Total return[3]	17.06%	6.39%[4]	10.73%	21.15%	(34.21)%

Net assets, end of year (000s)	$775	$1,383	$845	$79	$66

Ratios to average net assets:
Gross expenses	1.65%	1.24%	1.30%	2.39%	4.35%[5]
Net expenses[6,7,8]	1.05	1.05	1.05	1.05	1.05 [5]
Net investment income	0.96	1.02	1.08	1.15	1.15 [5]

Portfolio turnover rate	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$10.45	$9.92	$9.06	$7.51	$11.40

Income (loss) from operations:
Net investment income	0.15	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss)	1.64	0.53	0.85	1.50	(3.97)
Total income (loss) from operations	1.79	0.66	0.96	1.61	(3.89)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.10)	(0.06)	—
Total distributions	(0.17)	(0.13)	(0.10)	(0.06)	—

Net asset value, end of year	$12.07	$10.45	$9.92	$9.06	$7.51
Total return[3]	17.37%	6.68%[4]	10.66%	21.56%	(34.12)%

Net assets, end of year (000s)	$53	$45	$24	$101	$66

Ratios to average net assets:
Gross expenses	1.03%	1.07%	1.16%	2.13%	4.12%[5]
Net expenses[6,7,8]	0.80	0.80	0.80	0.80	0.80 [5]
Net investment income	1.28	1.28	1.20	1.37	1.40 [5]

Portfolio turnover rate	43%	64%	62%	86%	38%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

24	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$413,532,167	—	—	$413,532,167
Short-term investments†	—	$2,707,000	—	2,707,000
Total investments	$413,532,167	$2,707,000	—	$416,239,167

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

26	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	27

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

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Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS, Class FI and Class I shares did not exceed 0.80%, 1.05 and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended November 30, 2012, fees waived and/or expenses reimbursed amounted to $61,335.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$167,052,566
Sales	170,692,784

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$82,285,415
Gross unrealized depreciation	(5,963,532)
Net unrealized appreciation	$76,321,883

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	29

For the year ended November 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class IS	—	$10,207
Class FI	$2,948	6,898
Class I	—	112
Total	$2,948	$17,217

For the year ended November 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	$54,175
Class FI	7,045
Class I	115
Total	$61,335

6. Distributions to shareholders by class

	Year Ended November 30, 2012	Year Ended November 30, 2011
Net Investment Income:
Class IS	$5,780,808	$6,990,803
Class FI	18,485	8,892
Class I	723	313
Total	$5,800,016	$7,000,008

7. Shares of beneficial interest

At November 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2012		Year Ended November 30, 2011
	Shares	Amount	Shares	Amount
Class IS
Shares sold	4,956,313	$56,960,720	5,755,421	$58,679,066
Shares issued on reinvestment	557,455	5,780,808	668,976	6,990,803
Shares repurchased	(5,756,087)	(65,604,060)	(24,787,138)	(249,847,226)
Net decrease	(242,319)	$(2,862,532)	(18,362,741)	$(184,177,357)

Class FI
Shares sold	44,329	$514,478	57,986	$620,981
Shares issued on reinvestment	1,782	18,485	850	8,892
Shares repurchased	(114,123)	(1,274,673)	(11,813)	(123,313)
Net increase (decrease)	(68,012)	$(741,710)	47,023	$506,560

30	Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended November 30, 2012		Year Ended November 30, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	—	—	1,915	$20,904
Shares issued on reinvestment	70	$723	30	313
Net increase	70	$723	1,945	$21,217

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

	Ordinary Income
Record Date Payable Date	Class IS	Class FI	Class I
12/11/2012
12/12/2012	$0.173202	$0.121888	$0.170960

The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$5,800,016	$7,000,008

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,238,745
Capital loss carryforward*	(23,929,550)
Other book/tax temporary differences(a)	(326,039)
Unrealized appreciation (depreciation)(b)	76,321,883
Total accumulated earnings (losses) — net	$56,305,039

*	During the taxable year ended November 30, 2012, the Fund utilized $ 4,084,445 of its capital loss carryforward available from prior years. As of November 30, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
11/30/2017	$(23,929,550)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of qualified late year losses, book/tax differences in the treatment of distributions from real estate investments and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Batterymarch U.S. Large Cap Equity Fund 2012 Annual Report	31

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch U.S. Large Cap Equity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from April 30, 2008 (commencement of operations) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Large Cap Equity Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from April 30, 2008 (commencement of operations) to November 30, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2013

32	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Batterymarch Financial Management, Inc. (“Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	33

The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2012. The Fund performed better than the median for the one- and three-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and Batterymarch were committed to providing the resources necessary to assist the

34	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of three institutional large-cap core enhanced index funds and two institutional multi-cap value enhanced index funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional enhanced index large-cap core funds and multi-cap value funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was higher than the median of the total expense

Legg Mason Batterymarch U.S. Large Cap Equity Fund	35

ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the other funds in the Expense Group and the Expense Universe were classified as institutional funds, whereas, the Fund is a more retail oriented fund. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

36	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch U.S. Large Cap Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch U.S. Large Cap Equity Fund	39

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

40	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Batterymarch U.S. Large Cap Equity Fund	41

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	Legg Mason Batterymarch U.S. Large Cap Equity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Batterymarch U.S. Large Cap Equity Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2012:

Record date:	12/27/2011
Payable date:	12/28/2011
Ordinary income:
Qualified dividend income for individuals	100%
Dividends qualifying for the dividends
received deduction for corporations	100%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Large Cap Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch U.S. Large Cap Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Large Cap Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011558 1/13 SR12-1823

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2011 and November 30, 2012 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $103,800 in 2011 and $65,800 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $9,100 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2013

By:	/s/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	January 25, 2013